EQUITY AND NON-CONTROLLING INTERESTS	6 Months Ended
Jun. 30, 2026
Disclosure of classes of share capital [abstract]
EQUITY AND NON-CONTROLLING INTERESTS	EQUITY AND NON-CONTROLLING INTERESTS
Share capital
The aggregate number of shares issued and fully paid up and share capital amounted to 775,000,000 and 275, respectively, as of June 30, 2026 and December 31, 2025.
Authorized shares
Authorized share capital amounted to 367 represented by 1,033,608,827 ordinary shares without nominal value as of June 30, 2026 and December 31, 2025, respectively.
Dividends
On May 5, 2026 at the annual general meeting of shareholders, the shareholders approved the dividend of $0.60 per share proposed by the Board of Directors. The dividend amounted to 454 and is payable in four equal installments; the first and second installments amounting each to 114 were paid on March 18, 2026 and on June 10, 2026, respectively. The remaining installments are scheduled to be paid on September 9, 2026 and December 2, 2026. During the six months ended June 30, 2026, dividends to non-controlling interests amounted to 75 (of which 72 paid as of June 30, 2026).
Share buyback
On April 7, 2025, ArcelorMittal announced the commencement of a new share buyback program with share repurchases to be conducted in tranches that may be announced through May 2030. Repurchases under the first tranche of the program, which is for up to 10 million shares, commenced immediately, under the authorization given by the annual general meeting of shareholders of April 30, 2024, and subsequently under the authorization of the annual general meeting of shareholders held on May 6, 2025. The actual amount of shares to be repurchased in various tranches pursuant to the program will depend on the level of post-dividend free cash flow generated over the period (the Company’s defined policy is to return a minimum of 50% of post-dividend annual free cash flow), the continued authorization by shareholders and market conditions. The shares acquired under the program are intended primarily to reduce ArcelorMittal’s share capital, to meet ArcelorMittal’s obligations arising from employee share programs and/or to meet such other purposes as announced at the time of each tranche. The first tranche of the program was completed on June 30, 2026. ArcelorMittal repurchased 10 million shares for a total value of €493 million (568) at an average price per share of €49.32 ($56.81). In the first half of 2026, the Company repurchased 8 million shares for a total value of €442 million (510) of which 483 settled at June 30, 2026. A second tranche of the program for up to 10 million shares commenced immediately, under the authorization given by the annual general meeting of shareholders of May 6, 2025.
Treasury shares
ArcelorMittal held 21.0 million and 13.9 million treasury shares, at June 30, 2026 and December 31, 2025, respectively.
Put option liabilities
During the six months ended June 30, 2026, the Company completed the second settlement in the amount of 115 in connection with the Votorantim put option liability following the settlement agreement reached with Votorantim in June 2025.